                                                                   EXHIBIT 10.40

[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                             DATED OCTOBER 11, 2000





                           (1) EVANS VACCINES LIMITED



                           (2) AVIRON UK LIMITED



                           (3) AVIRON







                  --------------------------------------------

                               AGREEMENT FOR LEASE
                                       OF
                  AVU EXTENSION PREMISES AT GASKILL ROAD SPEKE

                  --------------------------------------------












                               CMS CAMERON MCKENNA
                                   MITRE HOUSE
                              160 ALDERSGATE STREET
                                 LONDON EC1A 4DD

                              T + 44(0)20 7367 3000
                              F + 44(0)20 7367 2000

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THIS AGREEMENT is made October 11, 2000
BETWEEN:-

(1) EVANS VACCINES LIMITED (registered number 3970089) having its registered office at 216 Bath Road, Slough, Berkshire SL1 4EN (the "LANDLORD") and

(2) AVIRON UK LIMITED (registered number 3854275) having its registered office at Carmelite, 50 Victoria Embankment, London EC4Y ODX (the "TENANT") and

(3) AVIRON (registered in Delaware) having its registered office at 297 North Bernardo Avenue, Mountain View, California 94043, United States of America (the "SURETY")

IT IS AGREED as follows:-

1.      DEFINITIONS

1.1 In this agreement unless the context otherwise requires the following expressions have the following meanings:-

        "ADVERSE CONDITION": a condition in or requirement of a Planning Agreement or a Planning Permission which the Landlord in its absolute discretion considers to be unacceptable

        "APPEAL PROCEEDINGS":

        (a) any and all proceedings (other than Review Proceedings) instituted before the appropriate tribunal body person or forum in pursuance of an appeal in respect of the decision of the Planning Authority or the Secretary of State or relating to or consequent upon any Application including (without limiting the generality of the foregoing) all or any of the following as the case may be:-

                (i) any appeal to the Secretary of State following a Planning Refusal

                (ii) any consideration by the Secretary of State of any Application referred to him under section 77 of the Planning Act

        (b) any application for planning permission pursuant to section 73 of the Planning Act for the development of the Premises without complying with an Adverse Condition (without which the Planning Permission would be a Satisfactory Planning Permission)

        "APPLICATION": an application to be made by the Landlord for detailed planning permission for the proposed works to the Premises requiring such permission and forming part of the Works and any reference to such application will include any amended substituted or further application made pursuant to this agreement

        "BUILDING CONTRACTOR": the building contractor to be employed by the Landlord


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        "COMPETENT AUTHORITY": any local authority or any other body exercising powers under statute or by Royal Charter or any utility service or supply company

        "COMPLIANCE DATE": the date on which the Conditions Precedent and the Planning Conditions are wholly fulfilled

        "CONDITIONS PRECEDENT":

        (a)     the grant of the Exclusion Order

        (b) the grant of the consent of the Superior Lessor to the carrying out of the Works

        "CONSTRUCTION PERIOD": the period of 9 months from and including the date upon which the last of the Planning Conditions is satisfied or waived as herein provided PROVIDED THAT if on one or more occasions the carrying out of the Works is delayed due to any circumstances beyond the reasonable control of the Landlord then on each occasion the period will be extended by such further period as is certified by the Consultant as being reasonable

        "CONSULTANT": the surveyor appointed by the Landlord in connection with the carrying out of the Works

        "CONSENTS": all permissions licences and approvals under the Planning Acts the building regulations and under any other statute bye-law or regulation of any Competent Authority

        "DATE OF WORKS COMPLETION": the date which the Consultant certifies as being the date on which practical completion of the Works was achieved for the purposes of this agreement

        "EXCLUSION ORDER": an order of a competent court under the provisions of section 38(4) of the Landlord and Tenant Act 1954 (as amended by section 5 of the Law of Property Act 1969) authorising the Landlord and the Tenant to agree that the provisions of sections 24-28 of that Act will be excluded in relation to the tenancy to be created by the Lease

        "LANDLORD'S SOLICITORS": [***]

        "LEADING COUNSEL": such leading counsel specialising in matters relating to town and country planning as the parties may agree upon or in default of agreement as may be nominated on the application of either party by the President of the Law Society

        "LEASE": a lease in the form of the draft annexed hereto subject to such amendments as the Landlord may require and the Tenant may approve (such approval not to be unreasonably withheld or delayed)

        "LICENCE FOR ALTERATIONS": a licence in such form as the Landlord and/or the Superior Lessor may require relating to the Works


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        "PLANNING ACT": the Town and Country Planning Act 1990

        "PLANNING ACTS": the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991

        "PLANNING AGREEMENT":

        (a) any planning obligation entered into or proposed to be entered into under section 106 of the Planning Act and/or

        (b) any agreement concluded or proposed to be concluded between a party to this agreement and (i) the Planning Authority regulating the development and/or the use of the Premises (whether or not under section 106 of the Planning Act) and/or
                (ii) any other authority relating to the construction maintenance or adoption of or the carrying out of works on or to any road sewer drain or utility supply affecting or serving the Premises (whether or not under section 38 or section 278 of the Highways Act 1980 or section 104 of the Water Industry Act 1991)

        "PLANNING AUTHORITY": the local planning authority

        "PLANNING CONDITIONS":

        FIRST the grant of a Satisfactory Planning Permission prior to the expiry of the Relevant Period and

        SECONDLY either the expiry of the Review Period prior to the Cut Off Date without the institution of Review Proceedings or (if Review Proceedings be commenced during the Review Period) their final determination prior to the Cut Off Date leaving in place a Satisfactory Planning Permission and

        THIRDLY the completion of all Planning Agreements (if any) free from any Adverse Condition prior to the expiry of the Relevant Period

        "PLANNING PERMISSION": a written detailed planning permission for such of the Works as require a Planning permission granted by the Planning Authority or the Secretary of State pursuant to an Application

        "PLANNING REFUSAL": a written refusal of an Application by the Planning Authority (or a deemed refusal under section 78 of the Planning Act) or a written refusal of Appeal Proceedings or a Planning Permission granted subject to an Adverse Condition

        "PREMISES": the parts of the Building known as the AVU Extension Premises at Gaskill Road, Speke part of which is shown for identification purposes only hatched black on the


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        plan attached hereto and the remaining part of which is comprised of a mezzanine floor which runs part of the length of the area shown hatched on the plan referred to.

        "REGISTERED TITLE": the titles numbered MS134921, MS253780 and MS387854 at HM Land Registry

        "RELEVANT PERIOD": a period comprising the aggregate of 7 months months from the date of this agreement and the duration of any direction by the Secretary of State that the Planning Authority should not determine an Application subject to such aggregate period not exceeding 9 months months from the date of this agreement PROVIDED THAT if prior to the expiry of such aggregate period an Application shall have become the subject of Appeal Proceedings or Review Proceedings or a Satisfactory Planning Permission shall have become the subject of Review Proceedings instigated by a third party then such aggregate period will be extended until the date on which such Appeal Proceedings or Review Proceedings shall be finally determined PROVIDED FURTHER THAT in no event will the Relevant Period be extended beyond 30th June 2006.

        "RETAINED PREMISES": all parts of the Landlord's estate except the Premises

        "REVIEW PERIOD":

        (a) in the case of any decision by the Secretary of State on any reference under section 77 of the Planning Act or on any appeal under section 78 of the Planning Act the period of six weeks from the date of his decision letter

        (b) in any other case the period of three months from the date on which written notice of its decision is issued by the Planning Authority

        "REVIEW PROCEEDINGS": all or any of the following as the case may be in relation to or consequent upon an Application or a Satisfactory Planning Permission:-

        (a) any application for judicial review under Order 53 of the rules of the Supreme Court

        (b)     any application pursuant to section 288 of the Planning Act

        (c) any appeal to a higher court following a judgment of a lower court in respect of any application referred to in paragraphs
                (a) and (b) of this definition

        (d) any reconsideration by the Planning Authority or the Secretary of State of any application referred to in paragraphs (a) and
                (b) of this definition upon remission to it or him

        "SATISFACTORY PLANNING PERMISSION": a Planning Permission granted pursuant to an Application and which is free from any Adverse Condition


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        "SECRETARY OF STATE": the Secretary of State for the Environment
        Transport and the Regions or other minister or authority from time to time having the powers now conferred upon him by sections 77 78 and 79 of the Planning Act

        "STANDARD CONDITIONS": the Standard Conditions of Sale (Third Edition)

        "SUPERIOR LEASE": a lease dated 1st April 1948 and made between (1) The Lord Mayor Aldermen and Citizens of the City of Liverpool (1) and Evans Medical Supplies Limited (2) and a lease dated 20th February 1952 and made between The Lord Mayor Aldermen and Citizens of the City of Liverpool (1) and the Board of Trade (2) and any documents which are supplemental to or collateral with or entered into pursuant to such leases

        "SUPERIOR LESSOR": the person from time to time entitled to any reversion immediately or mediately expectant on the determination of the term granted by the Superior Lease

        "TENANT'S SOLICITORS": [***]

        "VAT": Value Added Tax and any tax or duty of a similar nature substituted for or in addition to it

        "WORKS": the works to the Premises to be carried out by the Landlord as specified in schedule 2

1.2     The definitions in the Standard Conditions also apply in this agreement

2.      GENERAL PROVISIONS

2.1 In this agreement unless the context otherwise requires references to clauses and schedules are to clauses of and schedules to this agreement

2.2 The headings to clauses and other parts of this agreement do not affect its construction

2.3 This agreement contains the whole agreement between the parties relating to the matters herein mentioned and supersedes previous agreements between them (if any) relating thereto

2.4 This agreement may only be varied in writing signed by or on behalf of the parties

2.5 The Tenant acknowledges that it has not entered into this agreement in reliance upon representations made by or on behalf of the Landlord other than in respect of such reliance as may be placed upon the Landlord's Solicitors' written replies to the Tenant's Solicitors' preliminary enquiries

2.6 Nothing in this agreement is to be read or construed as excluding any liability or remedy resulting from fraudulent misrepresentation


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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2.7     All money payable by the Tenant under this agreement will be paid by direct credit transfer for the credit of the Landlord's Solicitors' clients' account at [***] or for the credit of any other bank account specified in writing by the Landlord's Solicitors

2.8 any reference to the grant of a Planning Permission or of a Satisfactory Planning Permission or to a Planning Refusal (other than a deemed refusal under section 78 of the Planning Act) will be construed as a reference to the date of the written notice of decision issued by the Planning Authority or by the Secretary of State

2.9 any reference to the final determination of any Appeal Proceedings or Review Proceedings will be construed as a reference to the date by which any appeal (or further appeal) against any determination of those Appeal Proceedings or Review Proceedings can be lodged has expired without any such appeal or further appeal being lodged

2.10 Any reference in this agreement to any enactment (whether generally or specifically) will be construed as a reference to that enactment as amended re-enacted consolidated or applied by or under any other enactment and will include all instruments orders plans regulations permissions and directions made or issued under or deriving validity from such enactment

2.11 Every obligation of the Tenant in this agreement to do specified acts or things will include an obligation to procure that they be done and every obligation of the Tenant in this agreement not to do specified acts or things will include an obligation not to permit or suffer them to be done

2.12 This agreement contains the whole agreement between the parties relating to the matters herein mentioned and supersedes previous agreements between them (if any) relating thereto

2.13 The Landlord may [***] on or for the benefit of the Retained Premises as the [***] from time to time without any [***] by the Tenant and in relation to [***] (but subject to [***]) the Tenant hereby licenses the Landlord to for such periods as are and to such extent as is reasonably necessary in the circumstances

3.      STANDARD CONDITIONS

        This agreement incorporates the Standard Conditions as varied by schedule 1 and so far as they apply to a letting and are not varied by or inconsistent with the other provisions of this agreement (which will prevail in case of conflict)

4.      CONDITIONS PRECEDENT


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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4.1     The performance by the Landlord of its obligations in relation to the
        Works and the grant of the Lease are conditional on the Conditions Precedent being wholly fulfilled and the performance by the Landlord of its obligations in relation to the Works is additionally conditional on the Planning Conditions being wholly fulfilled

4.2

        4.2.1 The parties will apply for and use all reasonable endeavours but at the cost of [***] to procure that the Conditions Precedent and the Planning Conditions are wholly fulfilled provided that the Landlord will not be obliged to institute court proceedings against the Superior Lessor in respect of any consent needed from the Superior Lessor unless [***] considers such proceedings appropriate and [***] agrees to indemnify [***] against all costs claims proceedings and other expenses resulting or associated directly or indirectly with such proceedings

        4.2.2 The Tenant will enter into such Planning Agreements in such form as may be reasonable in the circumstances

        4.2.3 In the event of a Planning Refusal the Landlord may (but without obligation to do so and in any event [***], institute and prosecute Appeal Proceedings or Review Proceedings

        4.2.4 In the event of an Application or a Satisfactory Planning Permission becoming the subject of Review Proceedings instigated by any party not being the Landlord the Landlord shall have absolute discretion as to its involvement or otherwise in such proceedings

        4.2.5 Without prejudice to clause 4.2.1 the Tenant will [***] and [***] as may be reasonably required by the Superior Lessor

        4.2.6 If so required by the Landlord and/or the Superior Lessor the Tenant will:-

                (a)     [***]

                (b)     [***]

        4.2.7 In consideration of the Landlord (at the request of the Surety) having agreed to grant the Lease to the Tenant the Surety hereby agrees with the Landlord that the Surety will execute the Licence for Alterations or other deed containing such covenants by the Surety in favour of the Superior Lessor as the Superior Lessor may require


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        4.2.8   Any obligation undertaken by [***] the Surety to [***] or [***]
                with the Superior Lessor includes an obligation to ensure that there is no delay in the approval of a draft of such [***] and that the duly executed engrossment thereof is returned unconditionally to the Landlord's Solicitors within five working days from its receipt by [***]

5.      THE WORKS

5.1 Subject to proper payment of its costs and other expenses pursuant to clause 13.1 hereof the Landlord will use its reasonable endeavours to obtain any necessary Planning Permission and practically complete the Works within the Construction Period.

5.2 The Landlord and the Tenant will as soon as possible after the date hereof meet to discuss the detail of the Works and an associated project plan.

5.3 Following such meeting the Landlord will as soon as reasonably possible produce to the Tenant for approval a project plan together with plans and specifications showing the detail of the Works (such approval not to be unreasonably withheld or delayed).

5.4 If requested to do so by the Tenant the Landlord will procure that the Tenant is provided with copies of all Applications including all accompanying drawings.

5.5 The Landlord may not make any material variation to the Works without the Tenant's prior written consent (such consent not to be unreasonably withheld or delayed) but otherwise may make such modifications as it may reasonably require.

5.6 The Landlord shall permit the Tenant at all reasonable times to inspect the progress of the Works and shall take proper account of reasonable representations made by or on behalf of the Tenant in relation to the Works.

5.7 The Landlord shall procure that the Tenant is given not less than 10 days notice of the intention of the Consultant to inspect the Works with a view to the issue of a certificate that the Works are practically completed.

5.8     The notice shall state the date and time of such inspection.

5.9 The Tenant's representative shall be permitted to accompany the Consultant on the inspection if he attends at such date and time but not otherwise.

5.10 The Consultant shall take proper account of any representations made by the Tenant's representative during such inspection.

5.11 The Landlord will procure that a copy of the Consultant's certificate that the Works are practically completed (together with any schedule listing any defects) is given to the Tenant of the Tenant's solicitors as soon as is reasonably practicable following its issue.


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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6.      TITLE

        Title to the Premises will not be deduced but the Tenant will nevertheless be deemed to take the Lease with full knowledge of the terms and contents of and of any matter referred to in or deriving from the Registered Title and will raise no requisition on them

7.      MATTERS SUBJECT TO WHICH THE PREMISES ARE LET

7.1 The Premises are let subject to and as the case may be with the benefit of the matters contained or referred to in the Lease

7.2     The Premises are also let subject to:

        7.2.1 all matters registrable by any Competent Authority pursuant to statute

        7.2.2 all requirements notices orders or proposals (whether or not subject to confirmation) of any Competent Authority

        7.2.3 all matters disclosed or reasonably to be expected to be disclosed by [***] or as the result of [***] and whether made in person by writing or orally by or for the Tenant or which a [***]

        7.2.4   all notices served by [***]

8.      THE LEASE

8.1 The Landlord will grant or procure the grant of and the Tenant will accept the Lease or the later of:

        8.1.1   [***] from and including the Date of Works Completion

        8.1.2   [***] from and including the Compliance Date

8.2 The Lease will be for a term of approximately 5 years from and including the date of completion and expiring upon 30th June 2006

8.3 The initial annual rent first reserved by the Lease will be [***] which will be payable from and including the Date of Works Completion

8.4 The Tenant will on the date for completion of the Lease in accordance with clause 8.1 pay to the Landlord:

        8.4.1 the proportion of the rent first reserved by and then payable under the Lease for the period from and including the Date of Works Completion


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        8.4.2   any other rents reserved by or money payable and then due under the Lease calculated from and including the Date of Works Completion

8.5

        8.5.1 Engrossments of the Lease and counterpart will be prepared by the Landlord's Solicitors and within three working days of being called upon to do so the Tenant and the Surety will execute the counterpart and return it unconditionally to the Landlord's Solicitors

        8.5.2 Without prejudice to any other provision of this agreement the Tenant will indemnify the Landlord against any loss suffered by the Landlord resulting from any failure by the Tenant or the Surety to comply with the provisions of clause 8.6.1

9.      POSSESSION

9.1 Vacant possession of the Premises will be given to the Tenant on completion of the Lease

9.2 This agreement is an executory agreement only and will not operate or be deemed to operate as a demise of the Premises

10.     ALIENATION

        The benefit of this agreement is [***] and the [***] will not [***] its interest under this agreement or any part thereof or otherwise dispose of such interest or any part thereof and the Tenant named herein will [***] the Lease

11.     ACKNOWLEDGMENT AND INTEREST

        The Tenant acknowledges and agrees that:

11.1 The obligations of the Landlord contained in this agreement are personal to Evans Vaccines Limited and to any other party giving written notice to the Tenant at any time that such party has personally assumed those obligations

11.2 Without prejudice to any other right remedy or power of the Landlord if any sums have become due from the Tenant to the Landlord under this agreement but remain unpaid for a period exceeding [***] the Tenant will pay [***] to the Landlord [***] at [***] rate ([***] any judgment) from the date when they become due until payment thereof calculated on a daily basis and [***]


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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12.     TERMINATION

        If:

12.1 there is any breach of the obligations of the Tenant and/or the Surety under this agreement which (if capable of remedy) is not remedied by the Tenant and/or the Surety within such reasonable period as the Landlord stipulates or

12.2 the Tenant and/or the Surety (being a body corporate) is unable to pay its debts (as defined in section 123 of the Insolvency Act 1986) or has a winding-up petition or petition for an administration order presented against it or passes a winding-up resolution (other than in connection with a members' voluntary winding-up for the purposes of an amalgamation or reconstruction which has the prior written approval of the Landlord) or calls a meeting of its creditors to consider a resolution that it be wound up voluntarily or resolves to present its own winding-up petition or is wound up (whether in England or elsewhere) or the directors or shareholders of the Tenant or the Surety resolve to present a petition for an administration order in respect of the Tenant or the Surety (as the case may be) or an administrative receiver or a receiver or a receiver and manager is appointed in respect of the property or any part thereof of the Tenant or the Surety or

12.3 the Tenant and/or the Surety (being a body corporate) calls or a nominee calls on its behalf a meeting of its creditors or any of them or makes an application to the court under section 425 of the Companies Act 1985 or submits to its creditors or any of them a proposal pursuant to Part I of the Insolvency Act 1986 or enters into any arrangement scheme compromise moratorium or composition with its creditors or any of them (whether pursuant to Part I of the Insolvency Act 1986 or otherwise) or

12.4 the Tenant and/or the Surety (being an individual) makes an application to the court for an interim order under Part VIII of the Insolvency Act 1986 or convenes a meeting of his creditors or any of them or enters into any arrangement scheme compromise moratorium or composition with his creditors or any of them (whether pursuant to Part VIII of the Insolvency Act 1986 or otherwise) or has a bankruptcy petition presented against him or is adjudged bankrupt (whether in England or elsewhere)

        THEN and in any such case the Landlord may by notice in writing to the Tenant at any time thereafter terminate this agreement (without prejudice to any right or remedy of any party in respect of any antecedent breach of this agreement and without prejudice to any continuing obligations of the Surety under this agreement)

12.5 the Conditions Precedent and Planning Conditions are not satisfied by 30th June 2006

13.     COSTS AND INDEMNITY

13.1 The [***] will pay to the [***] forthwith upon demand all proper costs and expenses (including professional fees) of the [***] associated with [***]


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COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
AMENDED.



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13.2    The Tenant will indemnify the Landlord against all actions proceedings claims demands losses costs expenses damages and liability (including any liability for any injury to any person or damage to any land or other property) arising directly or indirectly from any obligation of the Landlord or any breach of any obligation of the Tenant under this agreement or any act or omission of the Tenant or [***]

14.     [***]

14.1 All sums payable under the terms of this agreement are [***] in respect thereof howsoever arising and the Tenant will pay to the Landlord all [***] for which the Landlord is liable to [***] in relation to any supply made or deemed to be made for [***] purposes pursuant to this agreement

14.2 The Tenant does not intend or expect the Premises to be occupied by it or a person that is connected with the Tenant as determined in accordance with section [***] other than wholly or mainly for eligible purposes (within the meaning of paragraph [***])

14.3 The Tenant represents warrants and undertakes to and with the Landlord that the statement in clause 14.2 is at the date of this agreement and will be at the date of completion of the Lease true and correct in all respects

15.     SURETY

15.1 In consideration of the Landlord entering into this agreement at the request of the Surety the Surety will procure the observance and performance of all the obligations of the Tenant under this agreement and in the case of any default the Surety will observe and perform such obligations as if the Surety instead of the Tenant were liable therefor as a principal obligor and not merely as a surety and the Surety agrees with the Landlord as a primary obligation to keep the Landlord indemnified on demand against all losses damages costs and expenses incurred by the Landlord as a result of any failure by the Tenant to observe and perform such obligations or as a result of any obligation of the Tenant under this agreement being or becoming unenforceable

15.2 If this agreement is disclaimed by or on behalf of the Tenant or is terminated in relation to the Tenant pursuant to clause 12 the Surety will (if so required by the Landlord by written notice within three months after such disclaimer or after the date of the Landlord's notice of termination under clause 12 (as the case may be)) enter into a new agreement with the Landlord containing the same conditions and provisions as this agreement (except this clause 15) and the new agreement will take effect from the date of the disclaimer or such notice of termination and in such case the Surety will [***] pay the Landlord's [***] in connection with such agreement

15.3 The insolvency of the Tenant will not affect the liability of the Surety under this agreement and any money received or recovered by the Landlord from the Surety may be placed in a separate or suspense account by the Landlord without any obligation on the Landlord to apply it in or towards the discharge of the Tenant's obligations under this


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        agreement so as to preserve the Landlord's right to prove in any insolvency of the Tenant in respect of the whole of the Tenant's indebtedness to the Landlord under this agreement

15.4 The obligations of the Surety under this agreement are in addition to any other right or remedy of the Landlord and will not be discharged diminished or in any way affected by:-

        15.4.1 any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the obligations of the Tenant under this agreement

        15.4.2 any variation of this agreement or other act omission matter or thing (other than a release by deed given by the Landlord) by which but for this provision the obligations of the Surety under this agreement would have been so discharged diminished or affected

16.     DISPUTES

        Any dispute arising under this Agreement is to be resolved by means of the dispute resolution procedure set out in the Shared Services Agreement dated on or about the date of this Agreement and made between the Landlord and the Tenant.

17.     JURISDICTION

17.1 This agreement will in all respects be governed by and construed in accordance with English law and the parties irrevocably submit to the exclusive jurisdiction of the English courts

17.2    The address for service upon the Surety in England and Wales is c/o
        [***]

18.     THIRD PARTY RIGHTS

        Nothing in this agreement is intended to confer on any person any right to enforce any term of this agreement which that person would not have had but for the [***]

IN WITNESS whereof this agreement has been duly executed as a deed (but not delivered until) the day and year first before written


[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   SCHEDULE 1

                               STANDARD CONDITIONS

1. Throughout the conditions references to property being sold are to be construed as references to the Premises

2.      Conditions 1.4 2.2 3.4 4.2 4.3.2 4.5.2 4.5.5 5 6.3.2 6.5 6.7 6.8.2(b)
        8.2.4 8.3 and 9 do not apply

3. Condition 1.1.1(f) is deleted and wherever the word "contract" appears in the Standard Conditions (save where followed by the word "rate") it is replaced by the word "agreement"

4. In condition 1.1.1(g) the "contract rate" is [***] per annum above the base rate from time to time of Lloyds TSB Bank Plc

5. In condition 1.3.5 "5.00 pm" is substituted for "4.00 pm" and the words "before 5.00 pm" are added after the words "treated as having been received

6. In condition 1.3.6 "5.00 pm" is substituted for "4.00 pm" and the words "(d) by fax: if sent before 5.00 pm on a working day the day of despatch but otherwise on the first working day after despatch" are added at the end

7. In condition 3.1.2 the words "(f) overriding interests (as defined in Section 70(l) of the Land Registration Act 1925)" are added at the end

8. In condition 4.1 the words "4.1.5 If the buyer persists in any valid requisition with which the seller is unable or unwilling on reasonable grounds to deal satisfactorily and does not withdraw it within five working days of being required so to do the seller may by notice to the buyer and notwithstanding any intermediate negotiation or litigation rescind the agreement" are added at the end

9.      In conditions 6.1.2 and 6.1.3 "12 noon" is substituted for "2.00 pm"

10. In condition 7.1.1 the words "or in the negotiations leading to it" and "or was" are deleted





[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                    Sch. 1-1

                                   SCHEDULE 2

                                    THE WORKS

Such works as are necessary to:

1. Create a goods lift and staircase to first floor level within the Premises; and

2. Re-configure corridor and office space at first floor level within the Premises.





[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



                                    Sch. 2-1

EXECUTED as a Deed by EVANS    )
VACCINES LIMITED               )
in the presence of:-           )



                                       Director           /s/ ALAN JARVIS

                                       Director/Secretary /s/ C.S.W. SWINGLAND








[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTED as a Deed by AVIRON    )
UK LIMITED in the presence of:- )



                                       Director               /s/ Ray Prasad

                                       Director/Secretary     /s/ Fred Kurland


EXECUTED as a Deed by AVIRON    )
in the presence of:-            )



                                       Director               /s/ Fred Kurland

                                       Director/Secretary     /s/ Ray Prasad








[***] - CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.